UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 2, 2018 (April 26, 2018)

TORCHMARK CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	001-08052	63-0780404
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer ID No.)
3700 South Stonebridge Drive, McKinney, Texas 75070
(Address of principal executive offices)
Registrant’s telephone number, including area code: (972) 569-4000
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.
(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Not applicable
(e) On April 26, 2018, the shareholders of Torchmark Corporation approved the Torchmark Corporation 2018 Incentive Plan (the "2018 Plan"). This 2018 Plan, which is an omnibus equity incentive plan, provides for the issuance of equity incentives to employees, officers, directors and consultants of the Company selected by the Compensation Committee of the Board of Directors of Torchmark. Pursuant to the 2018 Plan, the Compensation Committee may award stock options (nonstatutory or incentive), stock appreciation rights, restricted stock, restricted or deferred stock units, performance awards, dividend equivalents and other stock-based awards in the Compensation Committee’s discretion. The Compensation Committee is authorized to set the terms and provisions of the various awards it makes pursuant to the 2018 Plan. The aggregate number of shares of common stock available for issuance pursuant to awards granted under the 2018 Plan is 8,800,000, plus a number of additional shares (not to exceed 184,000) underlying awards outstanding as of March 2, 2018 under the Torchmark Corporation 2011 Incentive Plan (the "Prior Plan") that thereafter terminate or expire unexercised, or are cancelled, forfeited or lapse for any reason. No further awards will be made under the Prior Plan.

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a) Annual Meeting of Shareholders held April 26, 2018
(b) Proposals:

Proposal I- Election of Directors for One Year Terms

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
1.1 Charles E. Adair	77,129,892	3,835,318	121,545	13,051,582
1.2 Linda L. Addison	80,835,164	142,820	108,771	13,051,582
1.3 Marilyn A. Alexander	80,633,700	343,749	109,306	13,051,582
1.4 Cheryl D. Alston	80,846,636	129,215	110,904	13,051,582
1.5 David L. Boren	78,639,842	2,366,740	80,173	13,051,582
1.6 Jane M. Buchan	79,845,263	1,124,104	117,388	13,051,582
1.7 Gary L. Coleman	77,504,350	3,275,494	306,911	13,051,582
1.8 Larry M. Hutchison	77,502,166	3,275,801	308,788	13,051,582
1.9 Robert W. Ingram	79,887,250	1,075,202	124,303	13,051,582
1.10 Steven P. Johnson	80,851,910	117,305	117,540	13,051,582
1.11 Darren M. Rebelez	80,629,331	340,904	116,520	13,051,582
1.12 Lamar C. Smith	78,127,653	2,845,554	113,348	13,051,582
1.13 Mary E. Thigpen	80,816,689	149,696	120,370	13,051,582
1.14 Paul J. Zucconi	77,834,821	3,155,029	96,905	13,051,582

Proposal II- Ratification of Deloitte & Touche LLP as Independent Auditor for 2018

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Deloitte and Touche LLP	92,704,843	1,306,719	126,775	—

Proposal III- Approval of Torchmark Corporation 2018 Incentive Plan

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Torchmark Corporation 2018 Incentive Plan	64,215,630	16,631,242	239,763	13,051,702

Proposal IV- Advisory Approval of 2017 Executive Compensation (Annual "Say-on-Pay")

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
2017 Executive Compensation	75,963,948	4,806,756	315,931	13,051,702
(c) Not applicable.
(d) Torchmark will include a shareholder vote on the compensation of executives in its proxy materials each year until the next required vote on the frequency with which shareholders will vote on the compensation of executives as disclosed in proxy statements, which will occur in 2023.
Item 9.01 Financial Statement and Exhibits.
(a) Financial Statements of businesses acquired.
Not applicable.
(b) Pro forma financial information.
Not applicable.
(c) Shell company transactions.
Not applicable.
(d) Exhibits.
10.1 Torchmark Corporation 2018 Incentive Plan.
10.2 Torchmark Corporation 2018 Non-Employee Director Compensation Plan.
10.3 Form of Performance Share Award Certificate under torchmark Corporation 2018 Incentive Plan.
10.4 Form of Seven Year Stock Option Grant Agreement under Torchmark Corporation 2018 Incentive Plan.
10.5 Form of Seven Year Stock Option Grant Agreement under Torchmark Corporation 2018 Incentive Plan with Non- Compete, Non-Solicit and Confidentiality Provisions.
10.6 Form of Ten Year Stock Option Grant Agreement under Torchmark Corporation 2018 Incentive Plan.
10.7 Form of Ten Year Stock Option Grant Agreement under Torchmark Corporation 2018 Incentive Plan with Non- Compete, Non-Solicit and Confidentiality Provisions.
10.8 Form of Stock Option Award Notice under Torchmark Corporation 2018 Non-Employee Director Compensation Plan.
10.9 Form of Restricted Stock Award Notice under Torchmark Corporation 2018 Non-Employee Director Compensation Plan.
10.10 Form of Restricted Stock Unit Award Notice under Torchmark Corporation 2018 Non-Employee Director Compensation Plan.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORCHMARK CORPORATION

Date: May 2, 2018

/s/ Carol A. McCoy
Carol A. McCoy, Vice President, Associate Counsel and Corporate Secretary